UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

☒ Filed by the Registrant

☐ Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a‑11(c) or §240.14a‑2

ARTELO BIOSCIENCES, INC.
(Name of Registrant as Specified In Its Charter)

______________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

 Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

ARTELO BIOSCIENCES, INC.

2024 Annual Meeting
Vote by December 19, 2024
11:59 PM ET

ARTELO BIOSCIENCES, INC.
505 LOMAS SANTA FE, SUITE 160
SOANA BEACH, CA 92075

V59372-P20708

You invested in ARTELO BIOSCIENCES, INC. and it's time to vote!

You have the right to vote on proposals being presented at the 2024 Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on December 20, 2024.**

Get informed before you vote

View the Notice, Proxy Statement and 2023 Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to December 6, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

December 20, 2024
8:00 a.m., Pacific Time

Virtually at:
www.virtualshareholdermeeting.com/ARTL2024

*Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Class I Nominees:	
1a.	R. Martin Emanuele, PhD	For
1b.	Steven Kelly	For
2.	To ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.	For

NOTE: In their discretion, the proxyholder will vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V59373-P20708

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ARTELO BIOSCIENCES, INC.
505 LOMAS SANTA FE, SUITE 160
SOLANA BEACH, CA 92075

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 19, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ARTL2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 19, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V59370-P20708 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ARTELO BIOSCIENCES, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Class I Nominees:	**For**	**Against**	**Abstain**
1a. R. Martin Emanuele, PhD	☐	☐	☐
1b. Steven Kelly	☐	☐	☐

	For	**Against**	**Abstain**
2. To ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.	☐	☐	☐

NOTE: In their discretion, the proxyholder will vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and 2023 Annual Report are available at www.proxyvote.com.

V59371-P20708

ARTELO BIOSCIENCES, INC.
ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 20, 2024 8:00 AM PT
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned appoints Gregory D. Gorgas, as proxy for the undersigned, with the power to appoint his substitute, to vote all shares of common stock of Artelo Biosciences, Inc., which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Artelo Biosciences, Inc., to be held on December 20, 2024, and any adjournment or postponement thereof, as hereinafter specified, and in his judgment, upon such other matters as may properly come before the meeting. The undersigned hereby revokes all proxies previously given. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at www.virtualshareholdermeeting.com/ARTL2024 by 11:59 PM EDT on December 19, 2024. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received in your registration confirmation email. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" EACH OF THE NOMINEES NAMED IN PROPOSAL 1 AND "FOR" PROPOSAL 2. THE PROXY IS AUTHORIZED TO VOTE IN HIS JUDGMENT UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ANY ADJOURNMENT THEREOF.

Continued and to be signed on reverse side

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